UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 4, 2010

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State of incorporation	(Commission File Number)	(IRS Employer
or organization)		Identification No.)

9 GREENWAY PLAZA, SUITE 2200
HOUSTON, TEXAS	77046
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (713) 350-5100
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Hercules Offshore, Inc. announced today that it has appointed Stephen M. Butz, currently serving as Vice President, Finance and Treasurer, as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Butz replaces Lisa W. Rodriguez, who resigned as the company’s Senior Vice President and Chief Financial Officer. Ms. Rodriguez has accepted the position of Vice President, Human Resources and will remain as an officer with the Company with continued responsibility for the area of human resources.
     Troy L. Carson, currently serving as Vice President and Corporate Controller, will take on the additional responsibilities of Chief Accounting Officer.
     Biographical information and other disclosures regarding Messrs. Butz and Carson and Ms. Rodriguez are included in the company’s proxy statement for the 2010 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press Release issued May 10, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: May 10, 2010	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel, and Chief Compliance Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release issued May 10, 2010.

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